Exhibit 99(a)

Revised Annual Results for the Five Years Ended December 31, 2014, and Quarterly Results for 2014 and 2013

REVISED CONSOLIDATED ANNUAL RESULTS FOR THE FIVE YEARS ENDED DECEMBER 31, 2014

	General Electric Company and consolidated affiliates
(In millions)	2014	2013	2012	2011	2010

Revenues, as previously reported	$145,620	$142,130	$143,030	$142,829	$145,132
Reclass of most of our CLL business to discontinued
operations	(13,412)	(13,144)	(15,139)	(16,281)	(16,572)
Revenues, as revised	$132,208	$128,986	$127,891	$126,548	$128,560

Earnings from continuing operations attributable	$14,342	$13,452	$13,816	$15,060	$14,311
to the Company, as previously reported
Reclass of most of our CLL business to discontinued
operations	(1,808)	(1,539)	(2,004)	(2,422)	(1,319)
Earnings from continuing operations attributable
to the Company, as revised	$12,534	$11,913	$11,812	$12,638	$12,992

REVISED GE CAPITAL SEGMENT REVENUES AND PROFIT FOR THE FIVE YEARS ENDED DECEMBER 31, 2014

	GE Capital Segment
(In millions)	2014	2013	2012	2011	2010

Segment revenues, as previously reported	$39,756	$40,152	$41,710	$44,611	$45,420
Reclass of most of our CLL business to discontinued
operations	(13,412)	(13,144)	(15,139)	(16,281)	(16,572)
Segment revenues, as revised	$26,344	$27,008	$26,571	$28,330	$28,848

Segment profit, as previously reported	$6,016	$6,235	$6,414	$7,418	$4,817
Reclass of most of our CLL business to discontinued
operations	(1,808)	(1,539)	(2,004)	(2,422)	(1,319)
Segment profit, as revised	$4,208	$4,696	$4,410	$4,996	$3,498

REVISED 2014 CONSOLIDATED QUARTERLY RESULTS

	General Electric Company and consolidated affiliates
		First	Second	Third	Fourth
(In millions)	2014	Quarter	Quarter	Quarter	Quarter

Revenues, as previously reported	$145,620	$33,548	$35,568	$35,477	$41,027
Reclass of most of our CLL business to discontinued
operations	(13,412)	(3,320)	(3,308)	(3,370)	(3,414)
Revenues, as revised	$132,208	$30,228	$32,260	$32,107	$37,613

Earnings from continuing operations attributable to
the Company, as previously reported	$14,342	$2,747	$3,298	$3,305	$4,992
Reclass of most of our CLL business to discontinued
operations	(1,808)	(446)	(414)	(474)	(474)
Earnings from continuing operations
attributable to the Company, as revised	$12,534	$2,301	$2,884	$2,831	$4,518

REVISED 2013 CONSOLIDATED QUARTERLY RESULTS

	General Electric Company and consolidated affiliates
		First	Second	Third	Fourth
(In millions)	2013	Quarter	Quarter	Quarter	Quarter

Revenues, as previously reported	$142,130	$33,286	$34,186	$34,972	$39,686
Reclass of most of our CLL business to discontinued
operations	(13,144)	(3,251)	(3,610)	(3,383)	(2,900)
Revenues, as revised	$128,986	$30,035	$30,576	$31,589	$36,786

Earnings from continuing operations attributable
to the Company, as previously reported	$13,452	$2,948	$2,822	$2,819	$4,863
Reclass of most of our CLL business to discontinued
operations	(1,539)	(231)	(450)	(546)	(312)
Earnings from continuing operations
attributable to the Company, as revised	$11,913	$2,717	$2,372	$2,273	$4,551

2014 QUARTERLY RESULTS - GE CAPITAL SEGMENT REVENUES AND PROFIT

	GE Capital Segment
		First	Second	Third	Fourth
(In millions)	2014	Quarter	Quarter	Quarter	Quarter

Segment revenues, as previously reported	$39,756	$9,885	$9,582	$9,754	$10,535
Reclass of most of our CLL business to discontinued
operations	(13,412)	(3,321)	(3,307)	(3,370)	(3,414)
Segment revenues, as revised	$26,344	$6,564	$6,275	$6,384	$7,121

Segment profit, as previously reported	$6,016	$1,693	$1,416	$1,316	$1,591
Reclass of most of our CLL business to discontinued
operations	(1,808)	(447)	(414)	(473)	(474)
Segment profit, as revised	$4,208	$1,246	$1,002	$843	$1,117

2013 QUARTERLY RESULTS - GE CAPITAL SEGMENT REVENUES AND PROFIT

	GE Capital Segment
		First	Second	Third	Fourth
(In millions)	2013	Quarter	Quarter	Quarter	Quarter

Segment revenues, as previously reported	$40,152	$9,812	$10,042	$9,918	$10,380
Reclass of most of our CLL business to discontinued
operations	(13,144)	(3,252)	(3,610)	(3,383)	(2,899)
Segment revenues, as revised	$27,008	$6,560	$6,432	$6,535	$7,481

Segment profit, as previously reported	$6,235	$1,239	$1,354	$1,440	$2,202
Reclass of most of our CLL business to discontinued
operations	(1,539)	(231)	(449)	(547)	(312)
Segment profit, as revised	$4,696	$1,008	$905	$893	$1,890

The effect of the reclassification of CLL to discontinued operations on our consolidated results may be different than the effect on the GE Capital Segment results due to rounding.